UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
__________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 2, 2014
(Date of earliest event reported)
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DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666
Florida (State or other jurisdiction of incorporation)		59-3305930 (I.R.S. Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)

(407) 245-4000

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01	Other Events.

On October 2, 2014, Darden Restaurants, Inc. issued a press release reporting U.S. same-restaurant sales for the five-week September fiscal month ended September 28, 2014, which is attached as Exhibit 99.1 hereto.

Item	9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 2, 2014

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

    Date:  October 2, 2014

DARDEN RESTAURANTS, INC.
By:/s/Teresa M. Sebastian
Teresa M. Sebastian
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release, dated October 2, 2014